UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
May 5, 2006
____________________
BIRMINGHAM BLOOMFIELD BANCSHARES, INC.
(Exact name of registrant as specified in its charter)
____________________

Michigan (State or other jurisdiction of incorporation)	333-118859 (Commission File Number)	20-3993452 (IRS Employer Identification No.)
33583 Woodward Avenue, Birmingham,
Michigan 48009
(Address of principal executive offices) (Zip Code)
(248) 723-7200
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On May 5, 2006, Birmingham Bloomfield Bancshares, Inc. (“Company”) entered into a Placement Agent Agreement with Bentley Lawrence Securities, Inc. regarding the placement of the Company’s common stock in its initial public offering. On May 8, 2006, the Company entered into a Placement Agent Agreement with Gregory J. Schwartz & Co. regarding the placement of the Company’s common stock in its initial public offering. Each agreement provided that the placement agent will use its “best efforts” to place any shares of common stock remaining to be sold as of the agreement’s effective date and will receive a fee equal to 6% of the gross proceeds of the shares that it places in the offering. In addition, each placement agent will be reimbursed for out-of-pocket expenses not to exceed $20,000, without the prior written consent of the Company. The agreements also provide that the Company will indemnify the placement agents in connection with any claim arising out of or related to the transactions contemplated by the agreements, with certain exceptions.
     The agreements, and the obligations of the parties thereunder, are subject to the receipt of all required regulatory approvals by the Company and the placement agents. Each agreement will become effective upon the later of May 30, 2006 or the date on which all required regulatory approvals have been received. Generally, the agreements will terminate on the earlier of September 30, 2006 or the expiration date of the offering.
     Gregory Schwartz & Co. is an entity owned by Gregory Schwartz, Jr. and Walter Schwartz. Walter Schwartz is a director of the Company and an organizer and proposed director of Bank of Birmingham, the Company’s proposed banking subsidiary. Gregory Schwartz, Jr. is also an organizer of Bank of Birmingham. The Company’s board of directors approved the terms of the agreement with Gregory Schwartz & Co. without the participation of Gregory Schwartz, Jr. or Walter Schwartz.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits

Exhibit 1.01	Placement Agent Agreement, dated May 5, 2006, between Birmingham Bloomfield Bancshares, Inc. and Bentley Lawrence Securities, Inc.

Exhibit 1.02	Placement Agent Agreement, dated May 8, 2006, between Birmingham Bloomfield Bancshares, Inc. and Gregory J. Schwartz & Co.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
BIRMINGHAM BLOOMFIELD BANCSHARES, INC.

By:	/s/ Robert Farr

Robert Farr Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

1.01	Placement Agent Agreement, dated May 5, 2006, between Birmingham Bloomfield Bancshares, Inc. and Bentley Lawrence Securities, Inc.

1.02	Placement Agent Agreement, dated May 8, 2006, between Birmingham Bloomfield Bancshares, Inc. and Gregory J. Schwartz & Co.